UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 2, 2005
Date of Report
(Date of earliest event reported)

Novell, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 8.01. Other Events.

Novell, Inc. will issue a press release providing an overview of financial results for its first fiscal quarter of 2005 on Tuesday, February 22, 2005 at 4pm ET.

A one-hour conference call with Novell management will follow beginning at 5pm ET. The conference call will be available live as a listen-only webcast at: www.novell.com/company/ir/qresults. The domestic toll-free dial-in number is 888-323-5254, password “Novell”. The international dial-in number is +1-773-756-4625, password “Novell”.

The call will be archived on the web site approximately 15 minutes after its conclusion, and will be available for telephone playback through midnight ET, March 8. The domestic toll-free replay number is 888-562-2893, and the international replay number is +1-402-530-7604.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc. (Registrant)
Date: February 2, 2005	By /s/ Joseph S. Tibbetts, Jr. (Signature) Senior Vice President, Chief Financial Officer (Title)